UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):            July 31, 2007

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code:        (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2007, HomeBanc Corp. (“HomeBanc”) and HomeBanc Mortgage Corporation, a wholly owned subsidiary of HomeBanc (“HBMC”), entered into (1) Amendment No. 2 to the Master Repurchase Agreement dated as of October 31, 2006 (the “Repurchase Agreement”) by and among JPMorgan Chase Bank, N.A. (the “Administrative Agent”), HBMC, HomeBanc and the Buyers party to the Repurchase Agreement from time to time (as amended, the “Repurchase Agreement Amendment”) and (2) Amendment No. 2 to the Master Loan and Security Agreement (the “Loan Agreement Amendment”) dated as of November 17, 2006 by and among the Administrative Agent, HBMC, HomeBanc and the Lenders party to the Repurchase Agreement from time to time (as amended, the “Loan Agreement”). The Repurchase Agreement Amendment and the Loan Agreement Amendment collectively are referred to herein as the “Amendments.” Capitalized terms used, and not otherwise defined, in this Current Report on Form 8-K (this “Report”) have the meanings assigned to such terms in the Amendments.

The Amendments:

•	provide that all Loans made on and after July 31, 2007 shall be on an uncommitted basis and at the discretion of the Administrative Agent and the Buyers or Lenders, as applicable;

•	require each of HomeBanc and HBMC to provide to the Administrative Agent additional daily and weekly reports regarding margin calls, liquidity position, operating budget and asset dispositions;

•	suspend compliance with the Minimum Adjusted Tangible Net Worth covenant applicable to HomeBanc effective as of June 1, 2007 through and including August 6, 2007; and

•	decrease the minimum liquidity requirement applicable to HomeBanc from $37,500,000 to $20,000,000, effective as of June 1, 2007 through and including August 6, 2007.

Copies of the Repurchase Agreement Amendment and the Loan Agreement Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and, pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, are incorporated into Item 1.01 of this Report by this reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 3, 2007, the New York Stock Exchange (the “NYSE”) notified HomeBanc that it had suspended the listing of HomeBanc’s common stock (NYSE:HMB) and HomeBanc’s 10% Series A Cumulative Redeemable Preferred Stock (NYSE:HMB PR A), effective immediately. The NYSE posted a press release on its website stating that the decision to suspend the listings was reached in view of the “abnormally low” trading price of HomeBanc’s common stock, which closed at $0.30 on August 3, 2007.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

10.1	Amendment No. 2, dated as of July 31, 2007, to Master Repurchase Agreement by and among JPMorgan Chase Bank, N.A., as agent, HomeBanc Mortgage Corporation, HomeBanc Corp. and the Buyers party to the Master Repurchase Agreement from time to time.

10.2	Amendment No. 2 ,dated as of July 31, 2007, to Master Loan and Security Agreement by and among JPMorgan Chase Bank, N.A., as agent, HomeBanc Mortgage Corporation, HomeBanc Corp. and the Lenders party to the Master Loan and Security Agreement from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2007

HOMEBANC CORP.

By:	/s/ John J. Kubiak
Name: Title:	John J. Kubiak Executive Vice President and Chief Investment Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2, dated as of July 31, 2007, to Master Repurchase Agreement by and among JPMorgan Chase Bank, N.A., as agent, HomeBanc Mortgage Corporation, HomeBanc Corp. and the Buyers party to the Master Repurchase Agreement from time to time.

10.2	Amendment No. 2 ,dated as of July 31, 2007, to Master Loan and Security Agreement by and among JPMorgan Chase Bank, N.A., as agent, HomeBanc Mortgage Corporation, HomeBanc Corp. and the Lenders party to the Master Loan and Security Agreement from time to time.